U. S. Securities & Exchange Commission
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 OR 15(D) of the Securities and Exchange Act of 1934


                          Date of Report: May 10, 2000


                              PageLab Network, Inc.
                      (Exact name of small business issuer)

                         Commission file Number 0-29711


                Minnesota                       41-1596056
        (State of incorporation)     IRS Employer Identification number

                43 Main St SE, Suite #228, Minneapolis, MN 55414
                    (Address of principal executive offices)

                                 (612) 362-9224
                         (Registrant's telephone number)



Item 4. Change in Registrant's Certifying Accountant

The Board of Directors of the Registrant has determined that it is in the best interests of the Registrant to change the certifying accountant from Arthur B. Carlson III, CPA to McGladrey & Pullen, LLP, effective with the date of this report. The reports of Arthur B. Carlson III for the period ended October 31, 1999 and December 31, 1999 have not contained an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. There have been no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of such firm, would have caused it to make reference to the subject matter of the disagreement in connection with its report.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (i) Letter from Arthur B. Carlson III, CPA to the Securities and Exchange Commission.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

         PageLab Network, Inc.
         (registrant)


         /s/ Andrew D. Hyder
         -------------------------------
         Andrew D. Hyder, President and CEO